Exhibit 10.1


         AGREEMENT TO TERMINATE THE EMPLOYMENT AGREEMENT
                            BETWEEN
                 HARLEYSVILLE SAVINGS BANK
                              AND
                      MARIAN BICKERSTAFF

     This Agreement (the "Agreement") is entered into as of December 31, 2006 (the "Effective Time") by and among Marian Bickerstaff (formerly known as Marian D. Alderfer) (the "Executive") and Harleysville Savings Bank (formerly known as Harleysville Savings Association) (the "Bank"), a Pennsylvania-charted stock savings bank and wholly owned subsidiary of Harleysville Savings Financial Corporation (the "Corporation").

                           RECITALS:

     WHEREAS, the Executive is presently an officer of the Bank, and the Bank desires the Executive's continued active participation in the business of the Bank;

     WHEREAS, the Bank entered into a written agreement on May
1, 1987 with respect to the employment of the Executive (the
"Employment Agreement");

     WHEREAS, the Employment Agreement generally requires the Executive to be a full-time employee of the Bank;

     WHEREAS, the Bank and the Executive mutually agree that in accordance with the Executive's desires to reduce her hours of employment and to accept a new non-officer position, it is appropriate to terminate the Employment Agreement; and

     WHEREAS, the Executive is willing and has agreed to abide by and faithfully perform the obligations of a part-time employee without an Employment Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

     1. Employment Agreement. As of the Effective Time, the Employment Agreement shall be terminated and the Executive agrees that she will not be entitled to any rights, payments or benefits under the Employment Agreement subsequent to the Effective Time.

     2. Releases. The Executive, for herself and for her heirs, successors and assigns, does hereby release completely and forever discharge the Corporation, the Bank and their successors from any obligation under the Employment Agreement. This Agreement shall not release the Corporation or the Bank from any of the following: (a) obligations to pay to the Executive wages earned up to the Effective Time; (b) the payment of any of the Executive's vested benefits, or (c) honoring any of the Executive's rights under the Bank's benefit plans.


     3.   General.

     (a)  Heirs, Successors and Assigns.  The terms of this
Agreement shall be binding upon the parties hereto and their respective heirs, successors and assigns.

     (b) Final Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings, written or oral. The terms of this Agreement may be changed, modified or discharged only by an instrument in writing signed by each of the parties hereto.

     (c) Governing Law. This Agreement shall be construed, enforced and interpreted in accordance with and governed by the laws of the Commonwealth of Pennsylvania, without reference to its principles of conflicts of law, except to the extent that federal law shall be deemed to preempt such state laws.

     (d) Voluntary Action and Waiver. The Executive acknowledges that by her free and voluntary act of signing below, the Executive agrees to all of the terms of this Agreement and intends to be legally bound thereby. The Executive acknowledges that she has been advised to consult with an attorney prior to executing this Agreement.

     (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.


                   [Signature page follows]












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     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officer, and the Executive has signed this Agreement, effective as of the date first above written.

WITNESS:                         EXECUTIVE:



/s/ Thomas A. Bickerstaff        /s/ Marian Bickerstaff
---------------------------      ------------------------------
Name: Thomas A. Bickerstaff      Name: Marian Bickerstaff



ATTEST:                          HARLEYSVILLE SAVINGS BANK



/s/ Brendan McGill               By:  /s/ Ronald B. Geib
---------------------------      ------------------------------
Name: Brendan McGill             Name:  Ronald B. Geib
                                 Title: President and Chief Operating Officer
























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